April 1, 1997




Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:  Additional Proxy Soliciting Materials - Definitive

Dear Sir/Madam:

                  On behalf of Mason-Dixon Bancshares, Inc. ("Mason-Dixon") and pursuant to SEC Rule 14a-6, we enclose herewith additional definitive proxy soliciting materials that will be mailed today, April 1, 1997, to stockholders of Mason-Dixon.

                  Should you have any questions, please contact the undersigned at (410) 576-4067

                                           Very truly yours,



                                          Abba David Poliakoff

Enclosures

---
 X   Please mark your votes as in this example using dark ink only.
---


                 FOR all the                WITHHOLD          Class II Director      Your Board of Directors recommends a vote
           nominees listed at right        AUTHORITY          Nominees:              "AGAINST" Proposal 2.
             (except as marked to     to vote for all the     David S. Babylon, Jr.                           FOR   AGAINST ABSTAIN
              the contrary below)   nominees listed at right  Donald H. Campbell     2. STOCKHOLDER PROPOSAL ------- ------- -------
                  -------                  -------            Patricia A. Dorsey        REGARDING POTANTIAL  |     | |     | |     |
1. ELECTION       |     |                  |     |            R. Neal Hoffman           ACQUISITIONS         |     | |     | |     |
   OF             |     |                  |     |                                                           ------- ------- -------
   DIRECTORS      -------                  -------
                                                                                     3. In their discretion, the Proxies are
INSTRUCTIONS: To withhold authority to vote for any individual                          authorized to vote upon such other business
nominee, strike a line through the nominee's name in the list                           as may properly come before the meeting.
at right.



                                                                                                    WILL  ------- WILL NOT -------
                                                                                                   ATTEND |     |  ATTEND  |     |
                                                                                                   MEETING|     |  MEETING |     |
                                                                                                          -------          -------





                                                                                     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                                                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE TO
                                                                                     CORPORATE INVESTOR COMMUNICATIONS, INC.

                                                                                     Dated:____________________________, 1997

                                                                                     ____________________________________________
                                                                                                        Signature

                                                                                     ____________________________________________
                                                                                                        Signature

                                                                                     ____________________________________________
                                                                                                     Title or Capacity


NOTE: Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          MASON-DIXON BANCSHARES, INC.



                                 March 31, 1997



                              AN IMPORTANT REMINDER
                          =============================



Dear Stockholder:

         You have previously received proxy material in connection with the upcoming Annual Meeting of Stockholders of Mason-Dixon Bancshares, Inc. to be held on Saturday, April 19, 1997.

         Your previous proxy was marked in favor of proposal 2, the stockholder proposal. Please keep in mind that your Board of Directors recommends you vote AGAINST Proposal 2.

         We urge you to sign, date and mail the enclosed proxy promptly.


                                  Sincerely,
                                  Thomas K. Ferguson
                                  President and Chief Executive Officer

                          MASON-DIXON BANCSHARES, INC.



                                 March 31, 1997


                              AN IMPORTANT REMINDER
                          =============================


Dear Stockholder:

         You have previously received proxy material in connection with the upcoming Annual Meeting of Stockholders of Mason-Dixon Bancshares, Inc. to be held on Saturday, April 19, 1997.

         According to our latest records, your proxy for this meeting may not have been received. Regardless of the number of shares you may own, it is important that they be represented at this meeting. Please keep in mind that your Board of Directors recommends a vote AGAINST Proposal 2, the stockholder proposal.

         We urge you to sign, date and mail the enclosed proxy promptly and vote AGAINST Proposal 2. Please disregard this request unless you have mistakenly voted in favor of it.

                                   Sincerely,
                                   Thomas K. Ferguson
                                   President and Chief Executive Officer

                      ON MASON-DIXON BANCSHARES LETTERHEAD


March 31, 1997

Dear Stockholder:

On behalf of the Board of Directors of Mason-Dixon Bancshares, Inc., thank you for sending in your proxy for the Annual Meeting of Stockholders scheduled to be held on Saturday, April 19, 1997.

To avoid the possibility of your shares being disqualified from voting for the reason(s) indicated below, we are requesting that you sign, date, and mail the enclosed new proxy card in the envelope provided.

|_| Your previous proxy was unsigned or not legible. (If signing as attorney, executor, adminstrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your full title as such.)

|_| Your previous proxy was undated. (Please date and sign to conform with the name shown on the proxy.)

|_| Your previous proxy was not signed by all joint owners. (If shares are registered in the name of more than one person, each person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner. If a tenant-in-common is deceased, the proxy should be signed by the executor or administrator of the deceased tenant-in-common, and proof of such person's status as executor or administrator should be sent with the proxy.)

|_| Your previous proxy omitted your title of authority. (If signing as attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee of guardian, please sign and give your full title as such.)

|_| Your previous proxy, as marked did not clearly specify your voting instructions. (Please sign, date and clearly mark your proxy.)

           Please keep in mind that your Board of Directors recommends you vote AGAINST Proposal 2.

Since the Annual Meeting is scheduled to be held on Saturday, April 19, 1997, we would appreciate your signing, dating and mailing the enclosed proxy card today. If you have any questions about voting your shares, or want further information, please do not hesitate to call our proxy solicitor, Corporate Investor Communications, Inc. at (800) 346-7885 or collect at (201) 896-1900.

On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,
Thomas K. Ferguson
President and Chief Executive Officer

--------------------------------------------------------------------------------
                                  URGENT NOTICE

March 31, 1997

Dear Mason-Dixon Bancshares, Inc. Stockholder:

The Annual Meeting of Stockholders of Mason-Dixon Bancshares, Inc. is scheduled to be held on April 19, 1997, and we have attempted to contact you by telephone to discuss the important meeting agenda. To date we have been unable to reach you by phone.

It is extremely important that we discuss this critical Annual Meeting and the events surrounding it with you. We would appreciate it if you would take a moment and please call during business hours, our proxy solicitor, Corporate Investor Communications, Inc. (CIC) at (800) 346-7885, or collect at (201) 896-1900.

Thank you for your interest in the affairs of Mason-Dixon Bancshares, Inc. I appreciate your cooperation.

Sincerely,
Thomas K. Ferguson
President and Chief Executive Officer
--------------------------------------------------------------------------------